VIA EDGAR

December 4, 2012

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re: Touchstone Variable Series Trust

        File Nos. 33-76566/811-08416

Ladies and Gentlemen:

On behalf of Touchstone Variable Series Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated November 21, 2012, to the Prospectus dated April 30, 2012, for the Touchstone Enhanced ETF Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated November 21, 2011 (Accession No. 0001104659-12-079477) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE VARIABLE SERIES TRUST

/s/Jill McGruder

Jill McGruder

President